UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2007


                             PYRAMID BREWERIES INC.
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             (Exact name of registrant as specified in its charter)



        Washington                    000-27116                91-1258355
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(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
    of incorporation)                                       Identification No.)


                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)


                                  206-682-8322
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2007, Pyramid Breweries Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report, including the exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

99.1     Press release issued by Pyramid Breweries Inc., dated August 9, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PYRAMID BREWERIES INC.

Date: August 9, 2007
                                        By: /s/ Michael R. O'Brien
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                                            Michael R. O'Brien
                                            Chief Financial Officer and
                                            Vice President of Finance

                                 EXHIBIT INDEX

Exhibit    Description
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  99.1     Press release issued by Pyramid Breweries Inc., dated August 9, 2007.